Commitments and Contingencies	9 Months Ended
Sep. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Lease Commitments
The future aggregate minimum lease payments under non-cancelable operating leases as of September 30, 2012 are as follows:

September 30, 2012
(in thousands)
2012	$1,181
2013	4,999
2014	4,435
2015	3,681
2016	3,535
Thereafter	8,063

Rent expense was $1.5 million and $1.3 million during the three months ended September 30, 2012 and 2011, respectively. Rent expense was $4.5 million and $2.8 million during the nine months ended September 30, 2012 and 2011, respectively.
Guarantees and Indemnifications
ASC 460, Guarantees, requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the amount of obligations it assumes under that guarantee.
We periodically establish irrevocable bank guarantees in favor of a customer in connection with a campaign guaranteeing minimum net revenue or in favor of a vendor covering costs of a campaign, or in connection with leases of our offices. As of September 30, 2012 and December 31, 2011, the aggregate amount of our outstanding commitments under such letters of guarantee was $4.4 million and $2.7 million, respectively. We accrue for known obligations when a loss is probable and can be reasonably estimated. There were no accruals for expenses related to our performance guarantees for any period presented.
As permitted under the laws of the Bailiwick of Jersey and the Republic of Ireland, and in accordance with our bylaws, we indemnify our officers and directors for certain events or occurrences, subject to certain limits, while the officer or director is or was serving at our request in such capacity. The maximum amount of potential future indemnification is unlimited; however, we maintain director and officer liability insurance that limits our exposure and may enable us to recover a portion of any future amounts paid. We believe the fair value for these indemnification obligations is immaterial. Accordingly, we have not recognized any liabilities relating to these obligations as of September 30, 2012 and December 31, 2011.
Pension and Other Post-Retirement Obligations
We are required under Greek law to make a payment to employees on unfair dismissal or on attaining normal retirement age. The amount of the payment depends on the employees' monthly earnings (capped at €6,000 per month, or approximately $8,000) and a multiple which depends on length of service. The most recent independent actuarial valuation was carried out as of December 31, 2011. As of September 30, 2012 and December 31, 2011, we have included $480,000 and $551,000, respectively in other non-current liabilities for this obligation. As of September 30, 2012, our retirement benefits obligations were unfunded.
Legal Proceedings
From time to time, we and our subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters.  In addition to the below mentioned legal proceedings, we do not believe that the ultimate resolution of other legal proceedings involving our company, if any, will have a material adverse effect on our consolidated financial position, results of operations or cash flows.
Indemnification Claims
We have periodically received letters on behalf of customers notifying us that such customers had received letters from a third party alleging that certain of our customer's applications using our technology infringed the patent rights of the third party. In turn, our customers have alleged that we are obligated to indemnify them against any damages incurred relating to these matters as the claims allegedly relate to products or services that we provide to the customers. We are currently investigating the related issues.
Mobile Device Litigation
In re iPhone Application Litigation is a purported nationwide class action filed in the Northern District of California against Apple Inc. and certain other parties, including Mobclix, and the result of a Multi-District Litigation consolidation of numerous class actions filed in state and federal courts throughout the United States. The action alleges that the defendants, through the promotion of software applications, or "apps", developed, marketed, and provided or sold for use with Apple's devices, improperly and unlawfully access, capture, alter and/or use personal information they obtained from "app" users.
The defendants responded to the complaint via a successful pleading challenge. See In re iPhone Application Litig., 2011 WL 4403963 (N.D. Cal. Sept. 30, 2011) (Order Granting Defendants' Motions to Dismiss for Lack of Article III Standing Without Prejudice).  In their amended complaint, the plaintiffs dropped several of the entities named as defendants in the initial consolidated complaint, including Mobclix, ostensibly to better their chances of surviving a second pleading challenge.   The remaining defendants responded via a successful pleading challenge, resulting in an order dismissing the remaining non-Apple defendants with prejudice and dismissing all but two claims against Apple with prejudice. See In re iPhone Application Litig., --- F.Supp.2d ----, 2012 WL 2126351 (N.D. Cal. June 12, 2012) (Order Granting in Part and Denying in Part Defendants' Motions to Dismiss).
Defendant TrafficMarketplace.com demanded that Mobclix, pursuant to an agreement between the parties, defend and indemnify it for costs related to the In re iPhone Application Litigation class action. TrafficMarketplace.com and Mobclix have agreed to dismiss this demand in return for a reduction in the amount that TrafficMarketplace will pay to Velti on outstanding invoices for services provided by Velti.
Mobclix was named as a defendant in a similar litigation regarding Google devices, but within several months was dismissed from that action without prejudice.
Damasco v. Velti
On May 15, 2012, an individual named Jerome Damasco named Velti USA, Inc. and Velti North America, Inc. as defendants in a nationwide class action in the United States District Court for the Northern District of California (case no. 3:11-cv-05353-RS) alleging that the defendants distributed unauthorized SMS messages in violation of the federal Telephone Consumer Protection Act, 47 U.S.C. section 227. The action is brought on behalf of “all persons in the United States and its Territories who received one or more unauthorized text message advertisements by or on behalf of any Defendants,” and seeks actual and statutory damages, an injunction requiring the defendants to “cease all wireless spam activities,” and attorneys' fees and costs. On June 6, 2012, Velti USA, Inc. and Velti North America, Inc. filed a motion to dismiss the action. Several days before the motion was scheduled to be heard, August 9, 2012, the court issued an order stating that it would rule on the parties' papers without oral argument. On August 20, 2012, plaintiffs filed a voluntary dismissal without prejudice, dismissing the case in its entirety without prejudice.
Patent Litigation
On March 9, 2012, Augme Technologies, Inc. filed a complaint against Velti USA, Inc. in the United States District Court for the District of Delaware (case no. 1:12cv294), alleging infringement of three patents held by Augme.  On May 4, 2012, Velti responded to the complaint by filing a motion to dismiss and motion to strike certain claims in the complaint.  On May 18, 2012, in response to the motion, Augme filed an opposition and also filed a First Amended Complaint.  The Company responded to the First Amended Complaint (and asserted counterclaims of noninfringement and invalidity) on June 4, 2012.  No discovery has been taken.  Trial is set for June 16, 2014.  Because this action is in the very early stages, and due to the inherent uncertainty surrounding the litigation process, we are unable to reasonably estimate the ultimate outcome of this litigation at this time. We intend to contest this action vigorously.
In re A2P SMS Antitrust Litigation
On June 14, 2012, Air2Web, Inc., was named as a defendant in a consolidated class action complaint filed in the United States District Court for the Southern District of New York on behalf of a purported class of lessees of common short codes used in application-to-person SMS messaging. In re A2P SMS Antitrust Litigation, Case No. 12-cv-2656 (AJN). The plaintiffs allege that the defendants, which include all major U.S. wireless carriers, CTIA - The Wireless Association®, WMC Global, Inc., and certain aggregators (including Air2Web) violated federal antitrust law by conspiring to reduce competition and fix prices in, and conspiring to monopolize, the market for application-to-person SMS transmission in the United States. The plaintiffs seek injunctive relief and treble damages, in an undisclosed amount, jointly and severally from all defendants for injuries allegedly sustained from April 5, 2008, until the present. Because this action is in its very early stages, and due to the inherent uncertainties surrounding the litigation process, we are unable to reasonably assess the likelihood of any particular outcome at this time.